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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 16, 2003

                                 ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-19277                    13-3317783
----------------------------     ---------------        ------------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)

         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                06115-1900
         ---------------------------------------------        ----------
            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (860) 547-5000


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Item 5.  OTHER EVENTS

On March 16, 2003, a final decision and award was issued in the previously disclosed arbitration between subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford") and one of their primary reinsurers relating to policies with death benefit guarantees written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to The Hartford's subsidiaries were not limited or reduced in any manner and, as a result, are left unchanged.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: March 17, 2003                 By:  /s/ NEAL S. WOLIN
                                        ----------------------------------------
                                        Name:  Neal S. Wolin
                                        Title: Executive Vice President and
                                               General Counsel